EXHIBIT 99.2

Second Quarter 2014 Conference Call July 22, 2014 Built for success, positioned for growth

Built for success, positioned for growth This presentation contains forward-looking statements that involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any statements regarding our strategy; any statements regarding future utilization; any projections of financial items; future operations expenditures; any statements regarding the plans, strategies and objectives of management for future operations; any statement concerning developments; any statements regarding future economic conditions or performance; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. The forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors including but not limited to the performance of contracts by suppliers, customers and partners; actions by governmental and regulatory authorities; operating hazards and delays; our ultimate ability to realize current backlog; employee management issues; complexities of global political and economic developments; geologic risks; volatility of oil and gas prices and other risks described from time to time in our reports filed with the Securities and Exchange Commission ("SEC"), including the Company's most recently filed Annual Report on Form 10-K and in the Company’s other filings with the SEC, which are available free of charge on the SEC’s website at www.sec.gov. We assume no obligation and do not intend to update these forward-looking statements except as required by the securities laws.  Social Media From time to time we provide information about Helix on Twitter (@Helix_ESG) and LinkedIn (www.linkedin.com/company/helix-energy-solutions-group). * Forward-Looking Statements

Built for success, positioned for growth Executive Summary (pg. 4) Operational Highlights by Segment (pg. 8) Key Balance Sheet Metrics (pg. 13) 2014 Outlook (pg. 16) Non-GAAP Reconciliations (pg. 21) Questions & Answers Intervention riser system undergoing testing * Presentation Outline

Built for success, positioned for growth * Executive Summary Q5000 under construction in Singapore

Built for success, positioned for growth See non-GAAP reconciliations on slide 22. * Executive Summary

Built for success, positioned for growth Q2 2014 earnings of $0.55 per diluted share compared to $0.51 per diluted share in Q1 2014 Q2 includes a $5.2 million, $(0.03) per diluted share after-tax, charges associated with the provision for uncertain collection of a portion of our existing trade receivables Q1 includes a $10.5 million gain on the sale of our former spoolbase facility, and a $7.2 million insurance claim settlement related to our former oil and gas business, which together contributed to $0.11 of after-tax diluted earnings per share Contracting Services and Production Facilities 98% utilization of Well Intervention vessels; strong outlook and backlog expected for 2014 and beyond Helix 534 continues operations in the Gulf of Mexico; for Q2 the vessel was fully utilized All three North Sea well intervention vessels utilized 100% throughout Q2 Skandi Constructor is operational for the company’s first ever well intervention campaign in Canadian waters (project continues into Q3) Robotics chartered vessel fleet utilization of 89% in Q2; 78% for ROVs, trenchers and ROVDrill Latest 1,500 hp newbuild jet trencher, T1500, placed into service in Q2 and immediately mobilized in the North Sea for a trenching project Marco Polo platform (Production Facilities) was out of service for over half of Q2 following a compressor fire on May 8th; the platform was placed back in service in early July * Executive Summary

Built for success, positioned for growth Balance sheet Liquidity* of $1.1 billion at 06/30/2014 Cash and cash equivalents totaled $501 million at 06/30/2014 Net debt of $57 million at 06/30/2014 See updated debt maturity profile on slide 14 We define liquidity as the total of cash and cash equivalents ($501 million) plus unused capacity under our revolving credit facility ($583 million). * Executive Summary

Built for success, positioned for growth Operational Highlights *

Built for success, positioned for growth 98% utilization for the Well Intervention fleet 89% chartered vessel utilization in Robotics T1500 trencher placed into service in the North Sea Skandi Constructor commences company’s first ever well intervention campaign in Canadian waters Seawell * Business Segment Results

Built for success, positioned for growth GOM Q4000 was 90% utilized during Q2; off hire 9 days for planned annual inspection and thruster repairs Helix 534 fully utilized during Q2 Both vessels have full backlog for the remainder of 2014 IRS no. 2 on hire for 86 days during the quarter (24 days at standby rate) North Sea 100% utilization of all three vessels during Q2 on a variety of well intervention projects Skandi Constructor left UK in mid-June to commence a well intervention campaign in Canadian waters All vessels with full backlog in Q3 and limited availability in Q4 2014 Seawell and Skandi Constructor are both scheduled for dry docks in Q4 2014 * Well Intervention Intervention Riser System Well Enhancer

Built for success, positioned for growth 89% chartered vessel fleet utilization in Q2 161 days utilized on spot vessels Olympic Canyon and Deep Cygnus dry docked in May 78% utilization for ROVs, trenchers and ROVDrill Awarded long term ROV services contract support for McDermott construction vessels Newbuild jet trencher, T1500, placed into service in Q2 and mobilized onboard a spot vessel for summer trenching project in the North Sea REM Installer fully utilized in Q2 on an accommodations project in the North Sea Grand Canyon completed trenching project offshore Saudi Arabia utilizing i-Trencher and T1200, then returned to North Sea to commence ROV services project Olympic Canyon continued operations in India through mid-May prior to completing a dry dock in Singapore; the vessel was returned to service in late June Deep Cygnus completed a trenching project utilizing T750 prior to entering dry dock in May; the vessel returned to service in June performing ROV services projects in the North Sea T1500 Grand Canyon at dock * Robotics

Built for success, positioned for growth Olympic Canyon (1) Deep Cygnus (1) Olympic Triton (1) Grand Canyon (1) REM Installer (1) Spot vessels (1,2) Seawell Well Enhancer Q4000 Skandi Constructor (1) H534 55 ROVs 2 ROVDrill Units 5 Trenchers Chartered vessel Robotics chartered various spot vessels during Q2 for a total of 161 days. * Utilization

Built for success, positioned for growth * Key Balance Sheet Metrics

Built for success, positioned for growth Total funded debt of $583 million at end of Q2 2014: $200 million Convertible Senior Notes – 3.25% (A) ($176 million net of unamortized debt discount) $285 million Term Loan – LIBOR + 2.50% (B) Annual amortization payments of 5% in years 1 and 2, 10% per annum in years 3 through 5 $98 million MARAD Debt – 4.93% Semi-annual amortization payments Convertible Notes Term Loan MARAD Debt Stated maturity 2032. First put / call date is March 2018. We have fixed through October 2016 the LIBOR interest rate on 50% of the Term Loan debt at 0.75% utilizing interest rate swaps. * Debt Instrument Profile

Built for success, positioned for growth Liquidity of approximately $1.1 billion at 06/30/2014 ($ amounts in millions) Includes impact of unamortized debt discount under our convertible senior notes. We define liquidity as the total of cash and cash equivalents ($501 million) plus unused capacity under our revolving credit facility ($583 million). * Debt and Liquidity Profile

Built for success, positioned for growth 2014 Outlook *

Built for success, positioned for growth Earnings per share estimates based on a corporate tax rate ranging from 25% − 30%. * 2014 Outlook

Built for success, positioned for growth Total backlog as of June 30, 2014 was approximately $2.7 billion, of which approximately $2.5 billion is associated with our Well Intervention and Robotics businesses Utilization expected to remain strong for the well intervention fleet Q4000 has full backlog through 2015; current clients have first right of refusal to extend commitments into 2017 Helix 534 has full backlog through 2015, with visibility into 2017 Q5000 backlog currently a minimum of 270 days annually in first 5 years of operations Siem Helix 1 & 2 chartered vessels, in construction, under contract in Brazil for an initial period of four years, commencing mid 2016 Seawell, Well Enhancer and Skandi Constructor have high levels of backlog in 2014 with contracts extending into 2015 Seawell re-fit dry dock expected to commence in December 2014 with return to service at the end of Q1 2015 Skandi Constructor scheduled for ~30 day dry dock in Q4 of 2014 * 2014 Outlook

Built for success, positioned for growth Trenching market in the North Sea, Norwegian Continental Shelf and Middle East more robust compared to 2013 T1500 performing well and has full backlog through Q3 2014 Rem Installer expected to transit to the Gulf of Mexico in late Q3 2014 at the conclusion of its current “walk-to-work” accommodations project in the North Sea Grand Canyon, T1200 and i-Trencher scheduled to commence cable burial offshore Qatar mid Q4 2014 through Q2 2015 Grand Canyon II vessel expected to enter Robotics long-term chartered fleet early 2015 Olympic Triton planned to be returned to vessel owner at the end of its current charter period in Q3 2014 * 2014 Outlook

Built for success, positioned for growth Total capital expenditures forecasted at approximately $375 million for 2014; $174 million incurred year-to-date(A) $105 million incurred in Q2, including: Approximately $69 million for well intervention newbuilds; inclusive of $58 million milestone payment for Q5000 Approximately $16 million for ROVs and T1500 jet trencher Approximately $9 million incurred intervention riser system newbuilds Approximately $11 million of maintenance capex, IT and leasehold improvements; includes $7 million in capex associated with the Seawell life extension project Total growth capital of approximately $285 million Total maintenance capital of approximately $65 million Other capital includes $5 million in IT and leasehold improvements and approximately $20 million to acquire the minority interest in the Helix Producer I * 2014 Outlook – Capex Incurred capital expenditures include capitalized interest

Built for success, positioned for growth Non-GAAP Reconciliations *

Built for success, positioned for growth We calculate Adjusted EBITDA from continuing operations as earnings before net interest expense and other, taxes, depreciation and amortization. This non-GAAP measure is useful to investors and other internal and external users of our financial statements in evaluating our operating performance; it is widely used by investors in our industry to measure a company’s operating performance without regard to items which can vary substantially from company to company, and help investors meaningfully compare our results from period to period. Adjusted EBITDA from continuing operations should not be considered in isolation or as a substitute for, but instead is supplemental to, income from operations, net income and other income data prepared in accordance with GAAP. Non-GAAP financial measures should be viewed in addition to, and not as an alternative to our reported results prepared in accordance with GAAP. Users of this financial information should consider the types of events and transactions which are excluded from this measure. * Non-GAAP Reconciliations

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